[PHOTO]

VANGUARD
PREFERRED STOCK
FUND

Annual Report
October 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders

                                        1

                                   The Markets
                                 In Perspective

                                        3

                                   Report From
                                   The Adviser

                                        5

                                   Performance
                                     Summary

                                        7

                                    Portfolio
                                     Profile

                                        8

                                    Financial
                                   Statements

                                       10

                                    Report Of
                                   Independent
                                   Accountants

                                       16

                                  Trustees And
                                    Officers

                                INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan

FELLOW SHAREHOLDER,

     The twelve months ended October 31--the 1996 fiscal year for Vanguard Preferred Stock Fund--were marked by mixed signals in the financial markets, with the economy continuing to grow strongly even as inflation remained in check. In this environment, our Fund earned a solid total return of +8.0%, nicely ahead of the returns achieved by its primary competitive standards. The table below compares the twelve-month total return (capital change plus reinvested dividends) of the Fund with those of the unmanaged Merrill Lynch Perpetual Preferred Index (a broad measure of the preferred-stock market) and the average fixed-income mutual fund.

     The Fund's return is based on an increase in its net asset value from $9.61 per share on October 31, 1995, to $9.67 per share on October 31, 1996, adjusted for the reinvestment of quarterly dividends totaling $.67 per share from net investment income. As expected, 100% of our income dividends qualified for the 70% intercorporate dividends-received deduction (DRD). The Fund's yield is 7.2%.

------------------------------------------------------------
                                            TOTAL RETURN
                                          FISCAL YEAR ENDED
                                          OCTOBER 31, 1996
------------------------------------------------------------
Vanguard Preferred Stock Fund                   +8.0%
------------------------------------------------------------
Average Fixed Income Fund                       +5.9%
------------------------------------------------------------
Merrill Lynch Perpetual
  Preferred Index                               +7.4%
------------------------------------------------------------

FISCAL 1996 PERFORMANCE OVERVIEW

During the twelve months ended October 31, the stock market flourished in an ideal environment of moderate economic growth, rising corporate profits, and low inflation. In contrast, the bond market floundered: interest rates edged lower as the fiscal year commenced, rose sharply through the beginning of autumn, only to abruptly reverse course as the fiscal year came to a close. On balance, rates ended the twelve-month period a shade higher than where they began, reflected in slightly lower bond prices. For its part, the Fund more than held its own during the year, posting a total return of +8.0% compared to returns of +7.4% for the Merrill Lynch Perpetual Preferred Index and +5.9% for the average fixed-income fund.

     We should note that, while interest-rate fluctuations largely determine the performance of fixed-income investments--including preferred stocks--the past year has seen several additional influences in the preferred-stock market. First, there have been some indications that the U.S. Treasury Department may lower the DRD from 70% to 50%, a move that would reduce the prices of DRD-eligible preferreds. Second, there has been a dearth of new preferred-stock issuance, which has helped to offset the downward price pressures associated with the potential reduction in the DRD. The Report From The Adviser, beginning on page 5, elaborates on these and other market dynamics.

LONG-TERM PERFORMANCE OVERVIEW

Our Fund's results during the past year enhanced our long-term performance advantage over our benchmarks. A $10,000 investment in the Fund ten years ago would have grown to $23,085; the same $10,000 investment in the Perpetual Preferred Index would have grown to $22,034, and in the average fixed-income fund to $20,742. Our margin of $2,343 over our bond fund competitors is particularly satisfying, since these funds represent options for Vanguard Preferred Stock Fund shareholders.

     As we have often noted, the average fixed-income fund is an imperfect benchmark against which to measure our performance. Nonetheless, we are forced to use this standard, because our Fund is one of a few "pure" preferred-stock funds in the industry. As an investor in the Fund, you should recognize that a portion of the advantage we have achieved relates to the lower overall credit quality of preferred stocks relative to bonds; in particular, preferreds are junior in status with regard to claims on both interest and principal. What's more, with interest rates moving lower on balance during the past decade--and prices of fixed-income securities moving commensurately higher--preferred stocks benefited from their longer effective maturities.


-------------------------------------------------------------------------
                                                   TOTAL RETURN*
                                          10 YEARS ENDED OCTOBER 31, 1996
                                          -------------------------------
                                            AVERAGE    FINAL VALUE OF
                                            ANNUAL        A $10,000
                                             RATE    INITIAL INVESTMENT
-------------------------------------------------------------------------
Vanguard Preferred Stock Fund                +8.7%         $23,085
-------------------------------------------------------------------------
Average Fixed Income Fund                    +7.6%          20,742
-------------------------------------------------------------------------
Merrill Lynch Perpetual
  Preferred Index                            +8.2%          22,034
-------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions, and excludes sales charges, if any, on the other mutual funds.

     That said, our margin over the average fixed income fund is actually understated for corporate investors, since 100% of the interest income on bonds is taxable at the regular corporate tax rate, while the dividends on preferreds are eligible for the 70% DRD. In other words, our +8.7% return over the past decade is reduced to an after-tax return of +7.9% for the corporate investor; the +7.6% return for the average fixed-income fund over the same period is reduced to an after-tax return of +4.6%. Based on an initial investment of $10,000 by a corporate investor over the ten-year period, our cumulative advantage after taxes amounts to $5,727--$21,434 for the Fund versus $15,707 for the typical competitor. This substantial excess after-tax return is there for the taking by the corporate investor who is willing to accept the incremental risks associated with preferred stocks.

IN SUMMARY

The U.S. stock market has been on the rise--with only a few brief interludes--for nearly 15 years. What's more, the bond market has enjoyed double-digit annualized returns during the same period, as interest rates have been declining since their historic highs in the early 1980s. So, it seems appropriate to step back and assess the outlook for the markets.

     While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks and bonds will enjoy a repeat of the exceptional returns of the past 15 years. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be.


/s/ JOHN C BOGLE                                      /s/ JOHN J. BRENNAN

Chairman of the Board                                 President
November 15, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED OCTOBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The past twelve months were truly rewarding for common-stock investors in the United States, particularly those who emphasized larger companies. As noted in the table, the Standard & Poor's 500 Composite Stock Price Index gained 24.1% for the fiscal year, while the Russell 2000 Small Stock Index posted a 16.6% advance. The strong absolute returns can be attributed primarily to solid earnings growth, continued low inflation, and the expectation on the part of investors that this environment will prevail over the near term.

     Among larger-capitalization issues, the best performing sector was financial, with a 39.0% advance. Leading this group were banks and brokerage firms. Banks benefited from the relative stability of economic growth--which could be expected to result in both growing demand for loans and low default rates; brokerage firms continued to reap the benefits of positive equity markets. Energy issues also posted very strong results (33.1%), reflecting the pronounced increase in oil prices from $17.98 per barrel to $23.35 during the past twelve months.

     Technology issues probably exhibited the greatest disparity of any sector. The best performers were generally larger companies with dominant positions in their industries; many of these firms rose 30% or more compared to 16.9%, in aggregate, for the technology holdings in the S&P 500 Index. By contrast, technology was the worst-performing sector within the Russell 2000 Index, with a scant 2.9% return over the fiscal year.

     In sum, investors displayed a strong preference for companies with "predictable" earnings streams. One unusual note: the price/earnings ratio of the S&P 500 Index rose 17% (from 15.8 to 18.5) during the last twelve months, despite a rise in interest rates. In general, the P/E ratio moves inversely with interest rates.

-------------------------------------------------------------
                                 AVERAGE ANNUALIZED RETURNS
                               PERIODS ENDED OCTOBER 31, 1996
                               ------------------------------
                                 1 YEAR  3 YEARS   5 YEARS
-------------------------------------------------------------
Equity
   S&P 500 Index                  24.1%    17.7%     15.5%
   Russell 2000 Index             16.6     11.2      14.8
   MSCI-EAFE Index                10.8      6.9       8.0
-------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index     5.9%     5.6%      7.7%
   Lehman 10-Year Municipal
     Bond Index                    5.0      5.2       7.7
   Salomon 90-Day U.S.
     Treasury Bills                5.3      5.0       4.4
-------------------------------------------------------------
Other
   Consumer Price Index            3.0%     2.8%      2.9%
-------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

While U.S. stock investors relished their solid gains, bond investors were not so fortunate. Interest rates, as reflected in the 30-year U.S. Treasury yield, fell from 6.33% on October 31, 1995, to 5.95% two months later. At that time, analysts anticipated an environment of slow economic growth and harbored almost no concern about potential increases in inflation. Underscoring that view, the Federal Reserve Board's Open Market Committee cut both the discount rate and the Federal funds rate by 0.25% in late January.

     Economic data soon suggested a different scenario--one characterized by accelerating economic activity. A range of indicators pointed toward more rapid growth than anticipated, but none concerned the bond market as much as the ongoing increases in employment. In many analysts' view, continued job growth would probably lead to higher wage rates, which might not be offset by improvements in productivity. The net result would be higher inflation, the bane of bond investors. Such concerns caused the 30-year U.S. Treasury yield to climb to 7.19% in early July. From that point forward, interest rates declined, although in an erratic pattern, leaving the long-term Treasury yield at 6.64% by the end of October.

     Three categories of bonds did benefit their investors, at least on a relative basis, over the past year: short-maturity portfolios, low-quality issues, and municipals. Short-maturity investors saw a small increase in rates (0.18% for the 3-year U.S. Treasury bond). Owners of junk bonds earned positive returns as lower-quality, higher-yielding issues generally fare well during periods of steady growth; a modest increase in inflation can be beneficial to junk-bond issuers (the Lehman High Yield Bond Index gained 11.1%). Municipal bonds, freed from investor worries over the proposed "flat tax," performed exceptionally well and, to some extent, seemed immune to the inflation concerns of the taxable market. In fact, the yield on the benchmark 30-year municipal fell -0.05% during the twelve months, while the yield on the comparable-maturity U.S. Treasury issue rose 0.31%.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. equity markets fared quite well over the fiscal year, with one major exception: Japan. For the past twelve months, the Morgan Stanley Capital International-Europe, Australasia, Far East Index (which covers all major markets outside North America) posted a total return of 10.8% in dollars, after a 5.1% increase in the value of the U.S. dollar over foreign currencies. Nearly all of this return was generated in the European markets, where the dollar return was 17.9% compared to 3.5% for the Pacific Basin. Aside from Japan (-0.7% in dollars) and Singapore (-3.1%), markets in the Pacific Basin provided very strong returns, as evidenced by Hong Kong (28.0%) and Australia (18.3%).

     The variation in returns across and within regions can be attributed to differing environments and expectations for growth and inflation. In Europe, many governments focused on the deficit-spending guidelines mandated by the Maastricht Treaty for the conversion to a common European currency unit (the
ECU). The Treaty stipulated that deficit spending not exceed defined levels--with the idea that restraint would keep inflation to reasonable levels. Over the past year, many governments reaffirmed their commitments to the ECU and cut spending accordingly. Investors took this as an indication that inflation would remain modest and economic growth tepid. The result was a strong boost to high-quality growth stocks across Europe.

     The Japanese market continues to suffer because the long-anticipated economic recovery has yet to materialize in a meaningful way. Despite some positive signs, such as improving corporate profits, the Japanese economy continues to perform in a lack-luster fashion.

REPORT FROM THE ADVISER

[PHOTO]


        For the six- and twelve-month periods ended October 31, 1996, Vanguard Preferred Stock Fund posted total returns of 7.4% and 8.0%, respectively. For more details about Fund performance, please see the Message To Shareholders on pages 1 and 2.

FISCAL YEAR IN REVIEW

In the six months since our last report to you, long-term interest rates fell approximately 0.25%. However, rates closed the fiscal year higher than when it began. Thirty-year U.S. Treasury bonds, which fell to below 6% at the end of December 1995, are now approximately 0.75% higher. Thus, a majority of the damage to the fixed-income markets--including preferred stocks--occurred in the winter and spring, when the economy performed better than expected. We find it remarkable that interest rates declined in the last six months of the fiscal year, as the bond market had expected the Federal Reserve to raise short-term rates on two separate occasions in the July-September period.

        In the preferred-stock market, uncertainty stemming from the U.S. Treasury Department's proposal to lower the intercorporate dividends-received deduction (DRD) from 70% to 50% has not disappeared. This suggested change in tax law could slice 7% to 8% off the price of a typical DRD-eligible perpetual preferred. (The price of such an issue would have to fall that much to restore the preferred's yield to the same after-tax equivalent that it has under current law.) However, the lack of new preferred-stock issues has created a shortage in supply that has overwhelmed the effects of anxiety about the potential reduction of the DRD.

MARKET UPDATE

A majority of new preferred-stock issues are coming to market with "DRD protection." The prospectus of such a security states that the issuer will increase the dividend if the DRD is lowered so that the investor will lose no income, on an after-tax basis. The preferred market is demanding this shield because the Clinton administration is actively trying to reduce the DRD to increase Federal revenues.

        Also, several new preferreds issued by banks have structures different from the norm. These irregular preferreds have, in addition to DRD protection, a fixed-rate dividend for five years, after which the rate floats. Known as "Fixed Rate Adjustable Preferreds," these issues are non-cumulative, a feature that allows banks to credit the preferred toward regulatory capital requirements. The risk to the buyer is that--unlike the issuer of a cumulative preferred--the issuer of a non-cumulative preferred is under no obligation to make up any dividends previously suspended or in arrears. (Investors in


INVESTMENT PHILOSOPHY

This Fund is managed in the interest of corporations able to use 70% "intercorporate dividends-received" deduction under Federal tax law. The adviser believes that the Fund can provide a relatively high and sustainable level of income that qualifies for the deduction by investing primarily in dividend paying, high quality, cumulative preferred stock. (Note: Individual investors are unable to use this tax deduction and are, therefore, not compensated for the interest-rate and credit risks inherent in the Fund.)

Vanguard Preferred Stock Fund need not be overly concerned about this risk; our investment guidelines require us to invest at least 75% of our assets in cumulative preferred stocks.)


INVESTMENT GOALS AND STRATEGY

The investment goals and strategy of the Fund today are consistent with those put in place when it was started in 1975. We purchase relatively high-quality preferred stocks with the goal of having all of the Fund's dividends qualify for the 70% intercorporate dividends-received deduction. We achieved total qualification in fiscal 1996, as we have in all previous years, and expect to do the same in fiscal 1997. Another Fund objective is to provide sustainable, tax-advantaged income through our ownership of investment-grade preferreds.

        The risk to Vanguard Preferred Stock Fund's net asset value from changes in Federal tax law, such as the proposed reduction in the DRD, is always present, yet it cannot be predicted. The risk to the Fund from rising long-term interest rates is also a constant. However, we attempt to control income risk and variability by investing in the securities of high-quality companies. In our effort to maintain stability of income, we emphasize securities with call protection and invest in a broadly diversified group of companies. The Fund now owns preferred stock from 61 issuers.

        Forty-four percent of Vanguard Preferred Stock Fund is concentrated in the electric utility industry, representing 32 different issuers. We continue to believe that the risks and rewards from investing approximately half of the Fund's assets in the utility industry are favorably balanced. We also seek to own high-quality issues from financial service companies, a category that is becoming more readily available in the DRD-eligible preferred stock market. Examples of such issuers are the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Your Fund's purchase of these relatively new issues has helped increase the overall quality and diversification of our holdings.

Earl E. McEvoy, Senior Vice President
Wellington Management Company, LLP

November 7, 1996

PERFORMANCE SUMMARY: PREFERRED STOCK FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.


TOTAL INVESTMENT RETURNS: 10/31/76-10/31/96
-----------------------------------------------------------------------------------------------------
          PREFERRED STOCK FUND     MERRILL LYNCH               PREFERRED STOCK FUND     MERRILL LYNCH
FISCAL  CAPITAL  INCOME    TOTAL      INDEX*        FISCAL   CAPITAL  INCOME    TOTAL      INDEX*
YEAR     RETURN  RETURN   RETURN   TOTAL RETURN     YEAR      RETURN  RETURN   RETURN    TOTAL RETURN
-----------------------------------------------------------------------------------------------------
1977       2.5%    8.7%    11.2%       10.5%         1987     -17.8%    7.2%   -10.6%      -3.8%
1978      -6.7     8.3      1.6        -2.2          1988       0.5    11.9     12.4        8.7
1979     -12.2     8.1     -4.1        -4.9          1989       8.6     7.2     15.8       14.5
1980      -9.1    10.3      1.2        -3.4          1990      -4.6     8.9      4.3       -3.1
1981     -10.9    11.4      0.5        -3.7          1991      10.2    10.6     20.8       28.8
1982      17.5    18.6     36.1        27.0          1992       2.9     8.4     11.3       13.5
1983       1.5    11.9     13.4        16.6          1993       7.2     8.4     15.6       10.4
1984      -6.9    12.5      5.6         5.3          1994     -15.2     6.7     -8.5       -5.0
1985       9.7    14.2     23.9        23.4          1995      15.1     8.7     23.8       18.0
1986      20.7    11.9     32.6        37.9          1996       0.6     7.4      8.0        7.4
-----------------------------------------------------------------------------------------------------

*S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index thereafter. See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE:        10/31/86-10/31/96


---------------------------------------------------------------------
                                           MERRILL LYNCH
         PREFERRED STOCK  AVERAGE FIXED-     PREFERRED
               FUND        INCOME FUND     PERPETUAL INDEX    MONTH
---------------------------------------------------------------------
1986          10000           10000            10000           10
              10325           10343            10459            1
               9602           10153            10195            4
               9742           10211            10498            7
1987           8936           10103             9572           10
               9651           10664            10063            1
               9569           10716             9975            4
               9611           10879            10055            7
1988          10041           11260            10429           10
              10263           11360            10652            1
              10334           11498            10662            4
              11306           12193            11244            7
1989          11630           12231            11706           10
              11491           12147            10992            1
              11498           12074            10803            4
              12246           12743            11596            7
1990          12128           12494            11342           10
              12825           13014            12282            1
              13501           13644            13323            4
              13700           13958            13569            7
1991          14654           14683            14604           10
              15369           15103            15307            1
              15394           15286            15546            4
              16229           16023            16234            7
1992          16316           16122            16581           10
              16861           16659            16865            1
              17575           17132            17520            4
              18118           17574            17920            7
1993          18854           17979            18307           10
              18939           18198            18686            1
              17633           17408            17468            4
              17772           17554            17719            7
1994          17261           17395            17393           10
              17791           17619            18013            1
              19193           18315            19099            4
              20289           18982            19873            7
1995          21368           19524            20515           10
              21910           20188            21161            1
              21502           19780            21058            4
              22086           20016            21372            7
1996          23085           20742            22034           10
---------------------------------------------------------------------


-----------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED OCTOBER 31, 1996
                             ------------------------------      FINAL VALUE OF A
                               1 YEAR    5 YEARS   10 YEARS    $10,000 INVESTMENT
---------------------------------------------------------------------------------
Preferred Stock Fund            8.04%     9.52%     8.73%          $23,085
Average Fixed-Income Fund       5.85      7.14      7.57            20,742
Merrill Lynch Perpetual
 Preferred Index                7.40      8.57      8.22            22,034
---------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*

-----------------------------------------------------------------------------------------
                                                                         10 YEARS
                             INCEPTION                            -----------------------
                               DATE       1 YEAR       5 YEARS    CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Preferred Stock Fund          12/3/75      6.12%        8.90%      0.27%    8.53%   8.80%
-----------------------------------------------------------------------------------------


*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Fund's fiscal year end.

PORTFOLIO PROFILE: PREFERRED STOCK FUND
OCTOBER 31, 1996

This Profile provides a snapshot of the Fund's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS

-----------------------------------------------
                     PREFERRED    MERRILL LYNCH
                         STOCK       INDEX*
-----------------------------------------------
Number of Stocks            75          165
Yield                     7.2%         7.0%
Average Coupon            7.2%         8.3%
Average Quality             A2           A3
Turnover Rate              31%           --
Expense Ratio            0.39%           --
Cash Reserves             1.8%           --

*Merrill Lynch Perpetual Preferred Index.


DISTRIBUTION BY COUPON (% OF PORTFOLIO)
-----------------------------------------------
Less than 4.0%                         0.0%
4.0 to 5.0                             2.5
5.0 to 6.0                             2.1
6.0 to 7.0                            29.3
7.0 to 8.0                            52.4
8.0 to 9.0                            13.2
9.0 to 10.0                            0.5
Greater than 10.0                      0.0
-----------------------------------------------
Total                                100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                    2.6%
Aa                                    16.7
A                                     46.7
Baa                                   32.3
Ba                                     --
B                                      --
Not Rated                              1.7
-----------------------------------------------
Total                                100.0%


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------
J.P. Morgan & Co., Inc.                4.4%
Baltimore Gas & Electric Co.           3.8
Duke Power Co.                         3.7
Morgan Stanley Group                   3.6
Household International, Inc.          3.6
Ford Motor Co.                         3.5
Federal Home Loan Mortgage Corp.       3.5
Florida Power & Light Co.              3.1
BankBoston Corp.                       3.0
Pennsylvania Power & Light Co.         3.0
-----------------------------------------------
Top Ten                               35.2%


SECTOR DIVERSIFICATION (% OF PREFERRED STOCK)
---------------------------------------------------------------------------------------
                                                 OCTOBER 31, 1995     OCTOBER 31, 1996
                                                 -------------------------------------
                                                  PREFERRED STOCK     PREFERRED STOCK
                                                 -------------------------------------
Basic Materials ...........................            0.0%                  0.0%
Capital Goods & Construction ..............            0.0                   0.0
Consumer Cyclical .........................            2.3                   6.3
Consumer Staples ..........................            0.0                   0.0
Energy ....................................            0.4                   0.5
Financial .................................           42.1                  44.8
Health Care ...............................            0.0                   0.0
Technology ................................            0.0                   0.0
Transport & Services ......................            0.0                   0.0
Utilities .................................           55.2                  48.4
Miscellaneous .............................            0.0                   0.0
--------------------------------------------------------------------------------------

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to a portfolio's securities holdings by credit-rating agencies. Agencies assign credit ratings after an appraisal of an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy issuers.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

DISTRIBUTION BY COUPON. A breakdown of the securities in a portfolio according to coupon rate, the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that securities in a portfolio will be redeemed, or called, early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. In 1995 the average expense ratio was 1.00% for a fixed-income fund.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified, and the less susceptible it is to a price decline stemming from the problems of a particular company.

SECTOR DIVERSIFICATION. The percentage of preferred stocks from issuers in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest stocks. As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

[PHOTO]

FINANCIAL STATEMENTS
OCTOBER 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
PREFERRED STOCK FUND                 SHARES            (000)
------------------------------------------------------------
PREFERRED STOCKS (97.5%)
------------------------------------------------------------
CONSUMER CYCLICAL (6.2%)
  Ford Motor Co. 8.25%              375,000        $  10,125
  General Motors Corp. 7.92%         23,300              606
  McDonald's Corp. 7.72%            265,500            6,870
                                                   ---------
                                                      17,601
                                                   ---------
ENERGY (0.5%)
  Phillips Gas Co. 9.32%             50,000            1,294
                                                   ---------

FINANCIAL (43.7%)
  BANKS (23.9%)
  H.F. Ahmanson & Co. 8.40%         200,000            5,250
  BankBoston Corp. 7.875%           280,000            7,315
  BankBoston Corp. 8.60%             50,000            1,294
  BankAmerica Corp. 7.875%          100,000            2,587
  Bankers Trust New York 7.50%      150,000            3,788
  Chase Manhattan Corp. 7.50%       150,000            3,825
  Citicorp 7.75%                     25,000              656
  Citicorp 8.30%                    275,000            7,253
  First Maryland Bancorp 7.875%     200,000            5,150
  Fleet Financial Group 6.75%       125,000            6,250
  Mellon Bank Corp. 8.20%           200,000            5,150
  J. P. Morgan & Co., Inc. 6.625%   250,000           12,563
  NationsBank Corp. 8.75%             9,000              236
+ PNC Bank Corp. 6.05%               80,000            4,101
  Republic New York Corp. 7.25%      86,000            2,225
+ Wells Fargo & Co. 6.59%            12,000              638

  FINANCIAL SERVICES (17.3%)
  Beneficial Corp. $4.30             77,550            4,750
+ Federal Home Loan
   Mortgage Corp. 6.125%            200,000           10,025
+ Federal National
   Mortgage Assn. 6.45%             125,800            6,479
  Household International, Inc.
   7.35%                            400,000           10,200
  MBNA Corp. 7.50%                  250,000            6,406
  Morgan Stanley Group 7.75%        200,000           10,400
  TransAmerica Corp. 8.50%           48,700            1,278

  INSURANCE (2.5%)
  Aon Corp. 8.00%                   175,000            4,484
  W. R. Berkley Corp. 7.375%        100,000            2,538
                                                   ---------
                                                     124,841
                                                   ---------
UTILITIES (47.1%)
  ELECTRICAL POWER (44.0%)
  Alabama Power Co. 6.40%           200,000            4,825
  Alabama Power Co. 7.60%           125,000            3,141
  Arizona Public Service 7.25%      175,000            4,375
  Baltimore Gas & Electric Co.
   6.70%                             39,700            4,099
  Baltimore Gas & Electric Co.
   6.99%                             25,000            2,609
  Baltimore Gas & Electric Co.
   7.125%                            40,000            4,291
  Commonwealth Edison Co.
   $7.24                             50,000            4,500
  Detroit Edison Co. 7.75%           75,000            1,894
  Duke Power Co. 6.375%              97,900            2,374
  Duke Power Co. 7.00%               50,000            5,364
  Duke Power Co. 7.85%               25,000            2,750
  Entergy Arkansas Inc. $1.96        60,000            1,500
  Entergy Louisiana Inc. 4.16%        7,000              400
------------------------------------------------------------

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                     SHARES            (000)
------------------------------------------------------------
  Entergy Louisiana Inc. 4.44%        6,000      $       369
  Entergy Louisiana Inc. 8.00%       30,000              758
  Entergy Mississippi Inc. 8.36%     20,000            2,000
  Florida Power & Light Co. 6.75%    10,000            1,034
  Florida Power & Light Co. 6.98%    75,000            7,761
  Georgia Power Co. $1.9875           6,000              152
  Gulf Power Co. 5.44%                5,500              449
  Idaho Power Co 7.07%               25,000            2,638
  Illinois Power Co. 4.20%            6,850              197
  Illinois Power Co. 4.26%           14,000              413
  Illinois Power Co. 4.42%           12,900              409
  Illinois Power Co. 7.75%           25,000            1,339
  Mississippi Power 7.25%           100,000            2,475
  Monongahela Power Co. 7.73%        50,000            5,263
  Oklahoma Gas & Electric Co.
   5.34%                              5,700              459
  Pacific Gas & Electric Co. 7.04%  150,000            3,750
  PacifiCorp 7.92%                  150,000            3,769
  PECO Energy Co. 7.48%              50,000            5,187
  Pennsylvania Power & Light Co.
   6.75%                             85,000            8,529
  PSI Energy Inc. 7.44%             200,000            5,050
  Public Service of Oklahoma 4.24%    4,300              285
  San Diego Gas & Electric Co.
   6.80%                            140,000            3,584
  Savannah Electric & Power Co.
   6.64%                            125,000            3,062
  Sierra Pacific Power Co. 7.80%    200,000            5,345
  Southern California Edison Co.
   7.36%                            150,000            3,731
  Texas Utilities Electric Co. 7.50% 52,000            1,326
  Texas Utilities Electric Co. 7.98% 45,000            4,783
  Union Electric Co. $7.64           33,000            3,551
  Virginia Electric & Power Co.
   $6.98                             45,000            4,746
  West Penn Power Co. 4.20%           5,000              317
  Wisconsin Public Service Co.
   6.88%                             10,000            1,034

  NATURAL GAS (3.1%)
  Atlanta Gas Light Co. 7.70%       100,000            2,563
  Washington Natural Gas Co.
   7.45%                            240,000            6,210
                                                   ---------
                                                     134,660
                                                   ---------
------------------------------------------------------------
TOTAL PREFERRED STOCKS
  (COST $272,309)                                    278,396
------------------------------------------------------------

------------------------------------------------------------
                                       FACE           MARKET
                                     AMOUNT           VALUE*
                                      (000)            (000)
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (0.7%)
------------------------------------------------------------
U. S. TREASURY BOND
  7.25%, 5/15/16
  (COST $2,069)                      $2,000      $     2,116
------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.4%)
------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash
  Account
  5.58%, 11/1/96
  (Cost $9,775)                       9,775            9,775
------------------------------------------------------------
TOTAL INVESTMENTS (101.6%)
  (COST  $284,153)                                   290,287
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
------------------------------------------------------------
Other Assets--Note C                                   7,838
Liabilities                                          (12,426)
------------------------------------------------------------
                                                      (4,588)
------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------
Applicable to 29,532,506 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)           $285,699
============================================================

NET ASSET VALUE PER SHARE                              $9.67
============================================================

*See Note A in Notes to Financial Statements.

+Non-Income Producing Security. New issue that has not paid a dividend as of October 31, 1996.

------------------------------------------------------------
 AT OCTOBER 31, 1996, NET ASSETS CONSISTED OF:
------------------------------------------------------------
                                     AMOUNT              PER
                                      (000)            SHARE
------------------------------------------------------------
 Paid in Capital                  $ 279,854           $ 9.47
 Undistributed Net
  Investment Income                4,036.14
 Accumulated Net
  Realized Losses--Note D            (4,325)            (.15)
 Unrealized Appreciation--
  Note E                           6,134.21
------------------------------------------------------------
 NET ASSETS                        $285,699            $9.67
============================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------
                                                                    Preferred Stock Fund
                                                             YEAR ENDED OCTOBER 31, 1996
                                                                                   (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                     $21,973
   Interest                                                                          524
                                                                              -----------
      Total Income                                                                22,497
                                                                              -----------
EXPENSES
   Investment Advisory Fee--Note B                                                   394
   The Vanguard Group--Note C
      Management and Administrative                                                  585
      Marketing and Distribution                                                      65
   Taxes (other than income taxes)                                                    39
   Custodian Fees                                                                     14
   Auditing Fees                                                                       9
   Shareholders' Reports                                                              30
   Annual Meeting and Proxy Costs                                                      5
   Trustees' Fees and Expenses                                                         1
                                                                              -----------
      Total Expenses                                                               1,142
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             21,355
-----------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                    1,305
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES           (552)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $22,108
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------
                                                                    PREFERRED STOCK FUND
                                                                   YEAR ENDED OCTOBER 31,
                                                                   ----------------------
                                                                      1996          1995
                                                                     (000)         (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                        $   21,355    $   22,230
   Realized Net Gain (Loss)                                          1,305        (3,927)
   Change in Unrealized Appreciation (Depreciation)                   (552)       44,868
                                                                -------------------------
      Net Increase in Net Assets Resulting from Operations          22,108        63,171
                                                                -------------------------
DISTRIBUTIONS
   Net Investment Income                                           (20,847)      (21,652)
   Realized Capital Gain                                                --            --
                                                                -------------------------
      Total Distributions                                          (20,847)      (21,652)
                                                                -------------------------
NET EQUALIZATION CHARGES--NOTE A                                      (370)         (631)
                                                                -------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                           56,872        56,956
   Issued in Lieu of Cash Distributions                             15,200        15,335
   Redeemed                                                        (95,268)     (110,318)
                                                                -------------------------
      Net Decrease from Capital Share Transactions                 (23,196)      (38,027)
-----------------------------------------------------------------------------------------
   Total Increase (Decrease)                                       (22,305)        2,861
-----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                               308,004       305,143
                                                                -------------------------
   End of Year                                                    $285,699      $308,004
=========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                            6,073         6,474
   Issued in Lieu of Cash Distributions                              1,634         1,745
   Redeemed                                                        (10,239)      (12,694)
                                                                -------------------------
      Net Decrease in Shares Outstanding                            (2,532)       (4,475)
=========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------
                                                                     PREFERRED STOCK FUND
                                                                    YEAR ENDED OCTOBER 31,
                                                           --------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR               1996      1995     1994     1993      1992
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $9.61     $8.35    $9.99    $9.32     $9.06
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                    .69       .66      .66      .690      .749
   Net Realized and Unrealized Gain (Loss) on               .04      1.25    (1.46)     .685      .236
    Investments                                           ---------------------------------------------
      Total from Investment Operations                      .73      1.91     (.80)    1.375      .985
                                                          ---------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.67)     (.65)    (.70)    (.705)    (.725)
   Distributions from Realized Capital Gains                 --       --      (.14)       --        -
                                                          ---------------------------------------------
      Total Distributions                                  (.67)     (.65)    (.84)    (.705)    (.725)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $9.67     $9.61    $8.35    $9.99     $9.32
=======================================================================================================

TOTAL RETURN                                               8.04%    23.79%   -8.45%   15.56%    11.34%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                      $286       $308    $305     $392     $187
   Ratio of Total Expenses to Average Net Assets           0.39%     0.52%    0.51%    0.53%    0.58%
   Ratio of Net Investment Income to Average Net Assets    7.23%     7.43%    7.27%    6.77%    7.43%
   Portfolio Turnover Rate                                   31%       20%      27%      45%      33%
   Average Commission Rate Paid                          $.0600       N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

     4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires July 31, 1998, the Fund pays Wellington Management Company, LLP an investment advisory fee calculated at an annual percentage rate of average net assets. For the year ended October 31, 1996, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets after giving effect to a fee waiver of $253,000 (0.09%) for the period November 1, 1995, to July 31, 1996.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At October 31, 1996, the Fund had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended October 31, 1996, the Fund purchased $89,719,000 of investment securities and sold $112,887,000 of investment securities, not counting U.S. Government securities and temporary cash investments.

     At October 31, 1996, the Fund had available realized capital losses of $4,273,000 to offset future net capital gains of $345,000 through October 31, 2002, and $3,928,000 through October 31, 2003.

E. At October 31, 1996, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was $6,134,000, consisting of unrealized gains of $7,117,000 on securities that had risen in value since their purchase and $983,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS





To the Shareholders and
Board of Trustees of
Vanguard Preferred Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Preferred Stock Fund (the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 2, 1996





SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD PREFERRED STOCK FUND

This information for the fiscal year ended October 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

    For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.





All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
          and of each of the investment companies in The Vanguard Group; Director of Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
          Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
          Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
          Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
          American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
          University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
          NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
          Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
          Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY,OH, PA)

Q380-10/96

[PHOTO]